UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 17, 2016

Genesee & Wyoming Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-31456	06-0984624
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

20 West Avenue, Darien, Connecticut		06820
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	203-202-8917

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) Resignation, Retirement of Directors.

In accordance with Genesee & Wyoming Inc.’s (the “Company”) previous announcement on September 28, 2015, Mr. Philip Ringo retired from the Company’s Board of Directors effective May 17, 2016.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company’s 2016 annual meeting of stockholders was held on May 17, 2016. The stockholders considered two proposals, each of which is described in more detail in the Proxy Statement. As set forth in the Proxy Statement, there were 57,155,575 shares of Class A common stock and 793,138 shares of Class B common stock outstanding as of the close of business on the record date. A total of 55,062,259 shares of Class A common stock, or 96.3%, were present in person or by proxy at the annual meeting. A total of 791,066 shares of Class B common stock, or 99.7%, were present in person or by proxy at the annual meeting. The holders of the Company’s Class A common stock are entitled to one vote for each share of Class A common stock held and the holders of the Company’s Class B common stock are entitled to ten votes for each share of Class B common stock held. The final voting results for each matter submitted to a vote of stockholders at the annual meeting are as follows:

Proposal 1: Election of Directors. The stockholders voted to elect the following individuals as directors of the Company, each for a three-year term expiring in 2019, or until their successors have been duly elected and qualified, except for Messrs. Neupaver and Pyne who were elected as directors of the Company for a one-year term expiring in 2017:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Richard H. Bott	58,491,866	1,240,218	3,240,835
Øivind Lorentzen III	58,753,778	978,306	3,240,835
Mark A. Scudder	58,415,245	1,316,839	3,240,835
Albert J. Neupaver	57,829,193	1,902,891	3,240,835
Joseph H. Pyne	58,965,668	776,416	3,240,835

Directors whose terms of office continued after the annual meeting are: Richard H. Allert, Mortimer B. Fuller III, John C. Hellmann, Hans Michael Norkus, Ann N. Reese and Hunter C. Smith.

Proposal 2: Ratification of PricewaterhouseCoopers LLP as independent registered public accounting firm. The selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 was ratified as follows:

Votes For	Votes Against	Abstentions
62,788,902	161,834	22,183

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genesee & Wyoming Inc.

May 19, 2016	By:	/s/ Allison M. Fergus

Name: Allison M. Fergus
Title: General Counsel and Secretary